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                                                                    EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the prospectus constituting part of the registration statement on Form S-3 for United Bancorp, Inc., Dividend Reinvestment Plan of our report dated January 12, 1996 on the 1995 consolidated financial statements of United Bancorp, Inc., which report is incorporated by reference in this Form 10-K.


                                                 Crowe, Chizek and Company LLP



Columbus, Ohio
March 27, 1996